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                                                                   Exhibit 10.10

                    INDEMNIFICATION AGREEMENT SIGNATURE PAGE


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

                                            MANNATECH, INCORPORATED



                                            By:  /s/ Charles E. Fioretti
                                                 ----------------------------
                                            Name:  Charles E. Fioretti
                                                 ----------------------------
                                            Title: Chairman of the Board and
                                                  ---------------------------
                                                   Chief Executive Officer
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                                            /s/ Anthony E. Canale
                                            --------------------------------
                                               Director

                                            /s/ Terry L. Persinger
                                            --------------------------------
                                               Director

                                            /s/ James M. Doyle, Jr.
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                                               Director